                                                                      Exhibit 24

                               POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS:

That each person whose signature appears below, as a Director or Officer of Monsanto Company (the "Company"), a Delaware corporation with its general offices in the County of St. Louis, Missouri, does hereby make, constitute and appoint R. WILLIAM IDE III, BARBARA L. BLACKFORD and SONYA M. DAVIS, or any of them acting alone, to be his or her true lawful attorneys, with full power of substitution and resubstitution, in his or her name, place and stead, in any and all capacities, to execute and sign the Registration Statement on Form S-3 and any Amendments thereto to be filed with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended (the "Act"), covering the registration of debt securities, common stock, preferred stock, or any hybrid or combination thereof ("Securities"), including without limitation warrants or other rights to purchase Securities and Securities convertible into other Securities, to be issued by the Company from time to time after the Registration Statement becomes effective, giving and granting unto said attorneys full power and authority to do and perform such actions as fully as they might have done or could do if personally present and executing any of said documents.

Dated and effective as of the 8th day of December, 1997.


/s/ Robert B. Shapiro
------------------------------          --------------------------------
Robert B. Shapiro, Director and         Nicholas L. Reding, Director
 Principal Executive Officer



------------------------------          --------------------------------
Robert M. Heyssel, Director             John S. Reed, Director



------------------------------          --------------------------------
Michael Kantor, Director                John E. Robson, Director



------------------------------          --------------------------------
Gwendolyn S. King, Director             William D. Ruckelshaus, Director



------------------------------          --------------------------------
Philip Leder, Director                  Robert B. Hoffman, Principal
                                         Financial Officer



------------------------------          --------------------------------
Jacobus F. M. Peters, Director          Michael R. Hogan, Principal
                                         Accounting Officer

                               POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS:

That each person whose signature appears below, as a Director or Officer of Monsanto Company (the "Company"), a Delaware corporation with its general offices in the County of St. Louis, Missouri, does hereby make, constitute and appoint R. WILLIAM IDE III, BARBARA L. BLACKFORD and SONYA M. DAVIS, or any of them acting alone, to be his or her true lawful attorneys, with full power of substitution and resubstitution, in his or her name, place and stead, in any and all capacities, to execute and sign the Registration Statement on Form S-3 and any Amendments thereto to be filed with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended (the "Act"), covering the registration of debt securities, common stock, preferred stock, or any hybrid or combination thereof ("Securities"), including without limitation warrants or other rights to purchase Securities and Securities convertible into other Securities, to be issued by the Company from time to time after the Registration Statement becomes effective, giving and granting unto said attorneys full power and authority to do and perform such actions as fully as they might have done or could do if personally present and executing any of said documents.

Dated and effective as of the 5th day of December, 1997.


                                        /s/ Nicholas L. Reding
------------------------------          --------------------------------
Robert B. Shapiro, Director and         Nicholas L. Reding, Director
 Principal Executive Officer


/s/ Robert M. Heyssel
------------------------------          --------------------------------
Robert M. Heyssel, Director             John S. Reed, Director


/s/ Michael Kantor                      /s/ John E. Robson
------------------------------          --------------------------------
Michael Kantor, Director                John E. Robson, Director


/s/ Gwendolyn S. King                   /s/ William D. Ruckelshaus
------------------------------          --------------------------------
Gwendolyn S. King, Director             William D. Ruckelshaus, Director


/s/ Philip Leder
------------------------------          --------------------------------
Philip Leder, Director                  Robert B. Hoffman, Principal
                                         Financial Officer


/s/ Jacobus F. M. Peters
------------------------------          --------------------------------
Jacobus F. M. Peters, Director          Michael R. Hogan, Principal
                                         Accounting Officer

                               POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS:

That each person whose signature appears below, as a Director or Officer of Monsanto Company (the "Company"), a Delaware corporation with its general offices in the County of St. Louis, Missouri, does hereby make, constitute and appoint R. WILLIAM IDE III, BARBARA L. BLACKFORD and SONYA M. DAVIS, or any of them acting alone, to be his or her true lawful attorneys, with full power of substitution and resubstitution, in his or her name, place and stead, in any and all capacities, to execute and sign the Registration Statement on Form S-3 and any Amendments thereto to be filed with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended (the "Act"), covering the registration of debt securities, common stock, preferred stock, or any hybrid or combination thereof ("Securities"), including without limitation warrants or other rights to purchase Securities and Securities convertible into other Securities, to be issued by the Company from time to time after the Registration Statement becomes effective, giving and granting unto said attorneys full power and authority to do and perform such actions as fully as they might have done or could do if personally present and executing any of said documents.

Dated and effective as of the 14th day of December, 1997.



------------------------------          --------------------------------
Robert B. Shapiro, Director and         Nicholas L. Reding, Director
 Principal Executive Officer


                                        /s/ John S. Reed
------------------------------          --------------------------------
Robert M. Heyssel, Director             John S. Reed, Director



------------------------------          --------------------------------
Michael Kantor, Director                John E. Robson, Director



------------------------------          --------------------------------
Gwendolyn S. King, Director             William D. Ruckelshaus, Director



------------------------------          --------------------------------
Philip Leder, Director                  Robert B. Hoffman, Principal
                                         Financial Officer



------------------------------          --------------------------------
Jacobus F. M. Peters, Director          Michael R. Hogan, Principal
                                         Accounting Officer

                               POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS:

That each person whose signature appears below, as a Director or Officer of Monsanto Company (the "Company"), a Delaware corporation with its general offices in the County of St. Louis, Missouri, does hereby make, constitute and appoint R. WILLIAM IDE III, BARBARA L. BLACKFORD and SONYA M. DAVIS, or any of them acting alone, to be his or her true lawful attorneys, with full power of substitution and resubstitution, in his or her name, place and stead, in any and all capacities, to execute and sign the Registration Statement on Form S-3 and any Amendments thereto to be filed with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended (the "Act"), covering the registration of debt securities, common stock, preferred stock, or any hybrid or combination thereof ("Securities"), including without limitation warrants or other rights to purchase Securities and Securities convertible into other Securities, to be issued by the Company from time to time after the Registration Statement becomes effective, giving and granting unto said attorneys full power and authority to do and perform such actions as fully as they might have done or could do if personally present and executing any of said documents.

Dated and effective as of the 9th day of December, 1997.



------------------------------          --------------------------------
Robert B. Shapiro, Director and         Nicholas L. Reding, Director
 Principal Executive Officer



------------------------------          --------------------------------
Robert M. Heyssel, Director             John S. Reed, Director



------------------------------          --------------------------------
Michael Kantor, Director                John E. Robson, Director



------------------------------          --------------------------------
Gwendolyn S. King, Director             William D. Ruckelshaus, Director


                                        /s/ Robert B. Hoffman
------------------------------          --------------------------------
Philip Leder, Director                  Robert B. Hoffman, Principal
                                         Financial Officer


                                        /s/ Michael R. Hogan
------------------------------          --------------------------------
Jacobus F. M. Peters, Director          Michael R. Hogan, Principal
                                         Accounting Officer